UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2011
GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34551	20-4477465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Farm Credit Drive Suite 2300 McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 738-2840
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 24, 2011 Global Defense Technology & Systems, Inc. (the “Company”) announced via press release the Company’s financial results for its full year and fourth quarter ending December 31, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information contained herein, including the attached exhibit, are furnished under this Item 2.02 of Form 8-K to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit related to Item 2.02 shall be deemed to be furnished and not filed.
99.1   Global Defense Technology & Systems, Inc. Press Release dated February 24, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
By:	/s/ John Hillen
Name:	John Hillen
Title:	President and Chief Executive Officer

Dated: February 24, 2011